Principal Exchange-Traded Funds
Supplement dated May 23, 2024
to the Statement of Additional Information dated November 1, 2023
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PURCHASE AND REDEMPTION OF CREATION UNITS
Under Purchasing Creation Units, in the Order Cut-Off Time section, delete the last paragraph and replace with the following:
In all cases, cash and securities should be transferred to the Fund by the “Settlement Date,” which is generally the Business Day immediately following the Business Day the order is placed (“Transmittal Date”). Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Under Purchasing Creation Units, in the Orders Outside Clearing Process section, delete the second paragraph and replace with the following:
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by the appointed time, such order may be canceled. Upon written notice to the Distributor and the Transfer Agent, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Except as provided in the Participant Agreement and subject to Foreign Market Holidays or unless a Fund and the AP agree to a different Settlement Date, the delivery of Creation Units so created will occur no later than the first Business Day following the day on which the order is deemed received by the Distributor. APs that submit a canceled order will be liable to the Funds for any losses resulting therefrom.
Under Purchasing Creation Units, in the Orders Outside Clearing Process section, delete the last paragraph and replace with the following:
While, as stated above, Creation Units are generally delivered no later than the first Business Day following the day on which the order is deemed received by the Distributor, each Fund may settle Creation Unit transactions on a basis other than the one described above to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. Such settlement may take longer than one Business Day. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Under Issuance of a Creation Unit, delete the second paragraph and replace with the following:
Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the In-Kind Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee. Except as described above with respect to foreign markets, the delivery of Creation Units will generally occur no later than the first Business Day following the Transmittal Date for securities.

Under Issuance of a Creation Unit, delete the last paragraph and replace with the following:
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities, additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 115% (as adjusted by PGI) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern Time, on the first Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or AP that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the AP effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, and any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor.
Under Redeeming Creation Units, delete the Placement of Redemption Orders Using Clearing Process section and replace with the following:
Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Transfer Agent transmits on behalf of the AP such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the AP agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Transfer Agent. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will generally be transferred to the investor by the Settlement Date.
Under Redeeming Creation Units, in the Placement of Redemption Orders Outside Clearing Process section, delete the first paragraph and replace with the following:
Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern Time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the first Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust, unless the Fund and the AP agree to a different Settlement Date.

Under Delivery of Redemption Basket, in the Settlement of Foreign Securities and Regular Foreign Holidays section, delete the first and second paragraphs and replace with the following:
Each Fund generally intends to effect deliveries of Creation Units on a basis of the Transmittal Date (“T”) plus one Business Day (i.e., day on which the national securities exchange is open) ("T+1"), unless the Fund and the AP agree to a different Settlement Date. A Fund may effect deliveries of Creation Units on a basis other than T+1 to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex- dividend dates or under certain other circumstances. Given that foreign securities settle in accordance with the normal rules of settlement of such securities in the applicable foreign market, coupled with foreign market holiday schedules, the Settlement Date may be up to 15 calendar days after the Transmittal Date in certain circumstances.
The ability of the Trust to effect in-kind creations and redemptions within one Business Day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

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